UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): Februray 10, 2009

Meltdown Massage and Body Works, Inc.
(Exact Name of Small Business Issuer in its Charter)

Nevada	7200	20-8758875
(State of Incorporation)	(Primary Standard Classification Code)	(IRS Employer ID No.)

8540 Younger Creek Drive, #2
Sacramento, CA 95828
 (Address of Registrant's Principal Executive Offices) (Zip Code)

 (916-388-0255)
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our",  "our company" refer to Meltdown Massage and Body Works, Inc., a Nevada corporation. Pro-Tech Fire Protection Systems Corp. is hereby referred to as Pro-Tech.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 4.01 Changes in Registrant's Certifying Accountant.

Previous independent registered public accounting firm

On February 17, 2009, RBSM, LLP ("RBSM") was appointed as the independent auditor for Meltdown Massage & Body Works, Inc. (the "Company") commencing with the year ending December 31, 2008, and Arshad M Farooq, JD, CPA ("FAROOQ") were dismissed as the independent auditors for the Company as of February 10, 2009 ( “Date of Dismissal”). The decision to change auditors was approved by the Board of Directors on February 10, 2009.

The report of FAROOQ on the financial statements for the  fiscal year ended December 31, 2007, did not contain any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for the following:

“The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.”

During the Company's one most recent annual report December 31, 2007,  and the related statements of operations, stockholders’ equity, and cash flows from inception April 4, 2007 through December 31, 2007, and the period then ended  and three subsequent interim quarters March 31, 2008, June 30, 2008,  and September 30, 2008 and through the Date of Dismissal, there were no disagreements with FAROOQ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of FAROOQ, would have caused it to make reference to the subject matter of the disagreements in connection with its report with respect to the financial statements of the Company.

During the Company's one most recent annual report December 31, 2007,  and the related statements of operations, stockholders’ equity, and cash flows from inception April 4, 2007 through December 31, 2007, and the period then ended  and three subsequent interim quarters March 31, 2008, June 30, 2008,  and September 30, 2008 and through the Date of Dismissal, there were no disagreements with FAROOQ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of FAROOQ, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

There were no disagreements with FAROOQ during the Company's one most recent annual report December 31, 2007, and the related statements of operations, stockholders’ equity, and cash flows from inception April 4, 2007 through December 31, 2007, and the period then ended  and three subsequent interim quarters March 31, 2008, June 30, 2008,  and September 30, 2008 and any subsequent interim period, prior to February 17, 2009, the date upon which RBSM was engaged.

During the Company's one most recent annual report December 31, 2007,  and the related statements of operations, stockholders’ equity, and cash flows from inception April 4, 2007 through December 31, 2007, and the period then ended  and three subsequent interim quarters March 31, 2008, June 30, 2008,  and September 30, 2008 and through the Date of Dismissal, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company.

There were no reportable events during the Company's one most recent annual report December 31, 2007, and the related statements of operations, stockholders’ equity, and cash flows from inception April 4, 2007 through December 31, 2007, and the period then ended  and three subsequent interim quarters March 31, 2008, June 30, 2008,  and September 30, 2008, prior to February 17, 2009, the date upon which RBSM was engaged.

The Company has furnished a copy of this Report to FAROOQ and requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from FAROOQ is herby submitted as Exhibit 16.1.

New independent registered public accounting firm

During the Company's one most recent annual report December 31, 2007,  and the related statements of operations, stockholders’ equity, and cash flows from inception April 4, 2007 through December 31, 2007, and the period then ended  and three subsequent interim quarters March 31, 2008, June 30, 2008,  and September 30, 2008 and through February 17, 2009, the Company did not consult with RBSM with respect to the Company regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K) or a "reportable event" (as such term is described in Item 304(a)(1)(v) of Regulation S-K), or (iii) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

There were no consultations with RBSM during the Company's one most recent annual report December 31, 2007, and the related statements of operations, stockholders’ equity, and cash flows from inception April 4, 2007 through December 31, 2007, and the period then ended and three subsequent interim quarters March 31, 2008, June 30, 2008,  and September 30, 2008, prior to February 10, 2009, the date upon which RBSM was engaged.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Arshad M Farooq, JD, CPA. (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 17, 2009

Meltdown Massage and Body Works, Inc.

By:	/s/ Donald Gordon
Donald Gordon
Chief Executive Officer